UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 13, 2015

RICE MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-36789	47-1557755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Woodcliff Drive Canonsburg, Pennsylvania 15317
(Address of Principal Executive Offices) (Zip Code)

(724) 746-6720
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
On November 4, 2015, Rice Midstream Partners LP (the “Partnership”) entered into a Purchase and Sale Agreement (the “Purchase Agreement”) by and between the Partnership and Rice Energy Inc. (“Rice”). Pursuant to the terms of the Purchase Agreement, on November 4, 2015, the Partnership acquired from Rice all of the outstanding limited liability company interests of Rice Water Services (PA) LLC (“PA Water”) and Rice Water Services (OH) LLC (“OH Water”), two wholly-owned indirect subsidiaries of Rice that own and operate Rice’s water services business.
Accordingly, we have recast certain information within our Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the U.S. Securities and Exchange Commission (“SEC”) on March 13, 2015 (the “Previously Filed Annual Report”), to reflect the acquisition of PA Water and OH Water for all periods presented in the following sections:

•	Part II, Item 6. Selected Financial Data.

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•	Part II, Item 8. Financial Statements and Supplementary Data.
We have also recast certain information within our Quarterly Report on Form 10-Q for the three months ended September 30, 2015 as filed with the SEC on November 5, 2015 (the “Previously Filed Quarterly Report,” and together with the Previously Filed Annual Report, the “Previously Filed Reports”) to reflect the acquisition of PA Water and OH Water for all periods presented in the following sections:

•	Part I, Item 1. Financial Statements.

•	Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
As this Current Report on Form 8-K is being filed only for the purpose described above and only affects the Items specified above, the other information in the Previously Filed Reports remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Previously Filed Reports except for within the Items noted above. This current report on Form 8-K does not reflect events occurring after the filing of the Previously Filed Reports or modify or update any related disclosures. Information within the Previously Filed Reports not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the Previously Filed Reports. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Previously Filed Reports.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1
Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2014.

99.2
Updated Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations of our Quarterly Report on Form 10-Q for the three months ended September 30, 2015.

101.INS	XBRL Instance Document.
101.SCH	XBRL Schema Document.
101.CAL	XBRL Calculation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.
101.LAB	XBRL Labels Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RICE MIDSTREAM PARTNERS LP

Date:	November 13, 2015	By:	Rice Midstream Management LLC, its general partner
		By:	/s/ Daniel J. Rice IV
Daniel J. Rice IV
Director, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1
Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2014.

99.2
Updated Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations of our Quarterly Report on Form 10-Q for the three months ended September 30, 2015.

101.INS	XBRL Instance Document.
101.SCH	XBRL Schema Document.
101.CAL	XBRL Calculation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.
101.LAB	XBRL Labels Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.

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